AMENDMENT NO. 7
TO
SUPPLIER PARTNERING AGREEMENT

THIS AMENDMENT TO SUPPLIER PARTNERING AGREEMENT (this “Amendment”), dated as of April 12, 2021, (the “Amendment Effective Date”) is made and entered into by and between Pacesetter, Inc., with offices at 15900 Valley View Court, Sylmar, California, 91342 (“Buyer”), and NVE Corporation, with a principal place of business at 11409 Valley View Rd, Eden Prairie, Minnesota, 55344-3617 (“Seller”).

RECITALS

A.	Buyer and Seller are parties to that certain SUPPLIER PARTNERING AGREEMENT with an effective date of January 1, 2006; Amendment No. 1 with an effective date of September 6, 2007; Amendment No. 2 with an effective date of December 15, 2009; Amendment No. 3 with an effective date of September 13, 2010; Amendment No. 4 with an effective date of February 1, 2011; Amendment No. 5 with an effective date of April 20, 2016; and Amendment No. 6 with an effective date of December 16, 2020 (collectively the “Amendment”).

B.	Buyer and Seller now wish to amend the terms of Agreement as set forth in this Amendment. NOW, THEREFORE, Buyer and Seller agree to amend the Agreement as follows:
1.	Section 1, Term of Agreement, is hereby deleted and replaced with the following
	1.	Term of Agreement. This Agreement begins on January 1, 2006 and will remain in force through November 30, 2021, unless terminated earlier.
2.	If any provisions of this Amendment and the Agreement conflict, the provisions of this Amendment shall prevail. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

3.	Each party represents that it has authority to enter into this Amendment. This Amendment may be executed in counterparts, each of which for all purposes shall be deemed an original, and all of which constitute, collectively, one agreement. Facsimile or electronically transmitted signatures shall be deemed effective as originals.

The parties have caused this Amendment to be signed by their duly authorized representatives, effective as of the Amendment Effective Date.

Pacesetter, Inc. By: /s/ DIANE AUSTIN Name: Diane Austin Title: Date: 2021.04.30	NVE Corporation By: /s/ DANIEL A. BAKER Name: Daniel A. Baker Title: President & CEO Date: 4/27/21

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